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                                                                   EXHIBIT 10.11

NationsBank
NationsBank of Texas, N.A.
- --------------------------------------------------------------------------------




                                FIRST AMENDMENT

                                       to

                        FINANCING AND SECURITY AGREEMENT



                                  by and among



                           NATIONSBANK OF TEXAS, N.A.


                                      and


                                 ULTRAK, INC.,
                    LOSS PREVENTION ELECTRONICS CORPORATION,
                        CCTV SOURCE INTERNATIONAL, INC.,
                           DENTAL VISION DIRECT, INC.





                      Dated:  Effective October 31, 1994
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NationsBank
NationsBank of Texas, N.A.
- --------------------------------------------------------------------------------

                                FIRST AMENDMENT
                                       to
                       FINANCING AND SECURITY AGREEMENT



         This First Amendment to Financing and Security Agreement dated effective October 31, 1994 (the "Effective Date") is executed and entered into by and among NATIONSBANK OF TEXAS, N.A. a national bank ("Lender"), and each of
(i) ULTRAK, INC., a Colorado corporation, (iii) CCTV SOURCE INTERNATIONAL, INC., a Texas corporation, and (iv) DENTAL VISION DIRECT, INC., a Texas corporation (each severally a "Borrower" and collectively "Borrowers"), as follows:

                                    Recitals

         Lender and Borrowers are parties to the certain Financing and Security Agreement dated effective as of October 31, 1994 (the "Financing and Security Agreement"). Terms defined in the Financing and Security Agreement, wherever used herein, shall have the same meanings as are prescribed by the Financing and Security Agreement.

         Lender and Borrowers have agreed to amend the Financing and Security Agreement as provided herein.

Therefore, for and in consideration of ten dollars ($10.00) and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, together with the mutual benefits provided herein, Lender and each Borrower hereby agree as follows:

         1. Paragraph 1.4 ("Aggregate Borrowing Base") hereby is amended to read in its entirety as follows:

         "1.4  "Aggregate Borrowing Base" at any time means an amount equal to
         (i) up to a maximum of eighty- five percent (85%) of the aggregate Eligible Accounts of Borrowers plus (ii) up to a maximum of forty-five percent (45%) of the aggregate Eligible Inventory of Borrowers (but limited however to an amount not exceeding the lesser of (i) $6,000,000.00 or (ii) fifty percent (50.0%) of the aggregate unpaid balance of the Revolving Facility, less (iii) the Reserve."

         2. Paragraph 1.16 ("Company Borrowing Base") hereby is amended to read in its entirety as follows:
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         "1.16  "Company Borrowing Base" as to any Borrower any time means an amount equal to (i) up to a maximum of eighty-five percent (85%) of the Eligible Accounts of such Borrower plus (ii) up to a maximum of forty-five percent (45%) of the Eligible Inventory of such Borrower provided that the maximum amount outstanding under the Revolving Facility in respect of advances against all Eligible Inventory shall not at any time exceed the lesser of (a) $6,000,000.00 or (b) fifty percent (50%) of the aggregate unpaid balance of the Revolving Facility), less (iii) the Reserve applicable to such Borrower."

         3. Paragraph 1.19 ("Credit Limit") hereby is amended to read in its entirety as follows:

         "1.19 "Credit Limit" means the amount of Twelve Million and no/100 Dollars ($13,200,000.00)."

         4. Contemporaneously upon execution hereof, each Borrower shall execute and deliver to Lender a renewal promissory note in the face amount of $13,200,000.00, which shall be in renewal of the existing Revolving Note of such Borrower, but otherwise on substantially the same terms as provided therein. Upon such execution and delivery, such renewal promissory note shall thereupon be the Revolving Note of such Borrower under the Financing and Security Agreement.

         5. Contemporaneously upon execution of this agreement, each Borrower shall deliver to Lender a copy of corporate resolutions approving this agreement, authorizing the transactions contemplated hereby, and authorizing and directing a named officer or officers to execute and deliver this agreement and any related documents contemplated hereby to be executed by such party, duly adopted by the board of directors, accompanied by the certificate of the corporate secretary, dated as of the Effective Date, that such copy is a true and complete copy of resolutions duly adopted by the board of directors, and that such resolutions have not been amended, modified, or revoked in any respect and are in full force and effect as of the date hereof. Such resolutions shall be in form and substance satisfactory to Lender.

         6. Each Borrower represents that, as of the Effective Date, it is in compliance with all requirements under the Financing and Security Agreement and that no Event of Default exists thereunder.

         7. Each Borrower on the one hand, and Lender on the other, each represents to the other that all necessary corporate action has been taken to authorize its execution and performance of this agreement.

         8. The Loan Documents, supplemented as provided herein, hereby are ratified and confirmed as being and remaining valid and in full force and effect in accordance with their respective terms, as so supplemented.





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         9.      This agreement (i) shall be deemed effective prospectively as of the Effective Date, (ii) contains the entire agreement among the parties and may not be amended or modified except in writing signed by all parties, (iii) shall be governed and construed according to the laws of the State of Texas and
(iv) may be executed in any number of counterparts, each of which shall be valid as an original and all of which shall be one and the same agreement. A telecopy of any executed counterpart shall be deemed valid as an original.

         THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         EXECUTED as of the Effective Date specified in the preamble.


                                        NATIONSBANK OF TEXAS, N.A.


                                        By: /s/ FORREST W. McCOLLUM
                                            -----------------------------------
                                                Forrest W. McCollum
                                                Vice President


                                        ULTRAK, INC.


                                        By: /s/ GEORGE K. BROADY
                                            -----------------------------------
                                                George K. Broady
                                                President


                                        LOSS PREVENTION ELECTRONICS CORPORATION


                                        By: /s/ GEORGE K. BROADY
                                            -----------------------------------
                                                George K. Broady
                                                President


                                        CCTV SOURCE INTERNATIONAL, INC.


                                        By: /s/ GEORGE K. BROADY
                                            -----------------------------------
                                                George K. Broady
                                                President

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                                        DENTAL VISION DIRECT, INC.


                                        By: /s/ GEORGE K. BROADY
                                            -------------------------------
                                                George K. Broady
                                                President
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                          ACKNOWLEDGEMENT AND CONSENT



         The undersigned acknowledges and consents to the foregoing First Amendment to Financing and Security Agreement and confirms his obligations under the certain Guaranty dated September 24, 1993 previously executed and delivered by the undersigned for the benefit of Lender. All Obligations under the Financing and Security Agreement, as amended by this agreement, shall continue to be included within the "Guaranteed Obligations" defined in such Guaranty, subject to the limitation of liability provided in the Addendum thereto.



                                            /s/ GEORGE K. BROADY
                                            ----------------------------------
                                                George K. Broady, individually

STATE OF TEXAS            )
                          )
COUNTY OF DALLAS          )

         BEFORE ME, the undersigned authority, on this day personally appeared Forrest W. McCollum, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said NATIONSBANK OF TEXAS, N.A., and was executed for the purposes and consideration therein expressed and in the capacity therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE this the _____ day of October, 1994.


                                        _____________________________________
                                        NOTARY PUBLIC, STATE OF TEXAS

My Commission Expires:
______________________                  _____________________________________
                                        (Printed Name of Notary)


STATE OF TEXAS            )
                          )
COUNTY OF DALLAS          )

         BEFORE ME, the undersigned authority, on this day personally appeared George K. Broady, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said ULTRAK, INC., and was executed for the purposes and consideration therein expressed and in the capacity therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE this the _____ day of October, 1994.


                                        _____________________________________
                                        NOTARY PUBLIC, STATE OF TEXAS

My Commission Expires:
______________________                  _____________________________________
                                        (Printed Name of Notary)

STATE OF TEXAS            )
                          )
COUNTY OF DALLAS          )

         BEFORE ME, the undersigned authority, on this day personally appeared George K. Broady, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said LOSS

PREVENTION ELECTRONICS CORPORATION, and was executed for the purposes and consideration therein expressed and in the capacity therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE this the _____ day of October, 1994.


                                        _____________________________________
                                        NOTARY PUBLIC, STATE OF TEXAS

My Commission Expires:
______________________                  _____________________________________
                                        (Printed Name of Notary)


STATE OF TEXAS            )
                          )
COUNTY OF DALLAS          )

         BEFORE ME, the undersigned authority, on this day personally appeared George K. Broady, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said CCTV SOURCE INTERNATIONAL, INC., and was executed for the purposes and consideration therein expressed and in the capacity therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE this the _____ day of October, 1994.


                                        _____________________________________
                                        NOTARY PUBLIC, STATE OF TEXAS

My Commission Expires:
______________________                  _____________________________________
                                        (Printed Name of Notary)

STATE OF TEXAS            )
                          )
COUNTY OF DALLAS          )

         BEFORE ME, the undersigned authority, on this day personally appeared George K. Broady, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said DENTAL VISION DIRECT, INC., and was executed for the purposes and consideration therein expressed and in the capacity therein stated.





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         GIVEN UNDER MY HAND AND SEAL OF OFFICE this the _____ day of October,
1994.


                                        _____________________________________
                                        NOTARY PUBLIC, STATE OF TEXAS

My Commission Expires:
______________________                  _____________________________________
                                        (Printed Name of Notary)


STATE OF TEXAS            )
                          )
COUNTY OF DALLAS          )

         BEFORE ME, the undersigned authority, on this day personally appeared George K. Broady, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was executed for the purposes and consideration therein expressed and in the capacity therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE this the _____ day of October, 1994.


                                        _____________________________________
                                        NOTARY PUBLIC, STATE OF TEXAS

My Commission Expires:
______________________                  _____________________________________
                                        (Printed Name of Notary)